                                                               ANNUAL REPORT

Morgan Stanley India Investment Fund, Inc.                     December 31, 2002

DIRECTORS AND OFFICERS
Barton M. Biggs            Marie Joseph Raymond
CHAIRMAN OF THE            Lamusse
BOARD OF DIRECTORS         DIRECTOR

Ronald E. Robison          Fergus Reid
PRESIDENT AND DIRECTOR     DIRECTOR

Gaetan Bouic II            Stefanie V. Chang
DIRECTOR                   VICE PRESIDENT

John S.Y. Chu              Lorraine Truten
DIRECTOR                   VICE PRESIDENT

Clifford D'Souza           James W. Garrett          [MORGAN STANLEY LOGO]
DIRECTOR                   TREASURER

Gerard E. Jones            Mary E. Mullin
DIRECTOR                   SECRETARY

Nilesh Joshi               Belinda A. Brady
DIRECTOR                   ASSISTANT TREASURER       Morgan Stanley
                                                     India Investment Fund, Inc.

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase Metrotech Center
Brooklyn, New York 11245

STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
(800) 278-4353

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                                     Morgan Stanley
                                                     Investment Management Inc.
(C) 2003 Morgan Stanley                              Investment Adviser

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      Overview

Letter to Stockholders

For the year ended December 31, 2002, the Morgan Stanley India Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share of 13.94% compared to 7.50% for the U.S. dollar adjusted Bombay Stock Exchange
(BSE) National Index (the "Index"). On December 31, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $9.94, representing a 17.0% discount to the Fund's net asset value per share.

MARKET REVIEW

It's now a well publicized fact that 2002 was one of the worst years for global equities in the post World War II period and further extended the misery streak that's been in place for equities since early 2000. Global equities ended the 2002 year down 20.5% in U.S. dollar terms, as measured by the Morgan Stanley Capital International Index (MSCI). Not a single major developed market came close to generating positive returns for the year. Only 15 out of the 50 markets tracked worldwide by the MSCI ended 2002 in positive territory and 14 of them were emerging markets.

Indeed, India was one of the very few equity markets (albeit ever so slightly) to generate positive returns. Emerging markets investing showed signs of returning to the days when country-specific factors played the most important role in differentiating performance. However, markets globally remained tightly correlated and it required a strong domestic policy impulse for the country effect to outweigh the overarching negative global effect. Accordingly, markets of the Czech Republic, Indonesia, Thailand and Hungary were among the best performing markets in the world, all powered by a meaningful domestic economic reform story.

India's better than usual effort in carrying through with its privatization drive was probably the main reason for the market's outperformance over the past year. Privatization plays both rallied significantly and kept interest in the broader market alive. Investors were also impressed by the solidity of the Indian outsourcing model. The relatively strong business performance of the Indian technology sector in an otherwise challenging global environment was widely appreciated.

We were able to position the Fund well to capture such themes. We are also happy to note that the Fund's outperformance for the year was not driven by just one or two powerful trends as this creates problems for the future when the particular trends inevitably exhaust.

One of the biggest contributors to the Fund's performance was the long-term overweight in financials, led by one of the major banks in India. A number of proximate causes given to the run in banking stocks were ranging from new legislation on bad loans recovery to declining interest rates. Our view for quite sometime has been that the banking sector in India is underrepresented in the Indian market, especially when compared to the structure of other emerging markets and despite the presence of increasingly profitable institutions. It was always just a matter of time before such an anomaly would be corrected and that time has come.

MARKET OUTLOOK

With the focus returning to country-specific factors, such as reform impulses, the focus with regard to India will be based more than ever on policy statements, principally the "Budget" speech. The other story worth tracking is the recovery one. With the country's drought well behind us and record low real interest rates in place, there is ample scope for at least a cyclical recovery.

OTHER DEVELOPMENTS

In our ongoing efforts to reduce Fund expenses, the Fund will discontinue the distribution of first and third quarter stockholder reports. The Fund will continue to produce and distribute semi-annual and annual stockholder reports. Additionally, the Fund's portfolio holdings information that was contained in the first and third quarter reports will be available on our web site, which is www.morganstanley.com/im, beginning in May of 2003. If you have difficulty accessing or navigating the site, or if you would like us to send you a copy of the portfolio holdings, please call us at 1-800-221-6726 and we will be happy to assist you.

On February 12, 2003, Barton M. Biggs resigned as Director and Chairman of the Board of Directors of the Fund. On that same day, Mitch Merin, President and Chief Operating Officer of the Adviser, was elected by the Fund's Board of Directors to serve as a Director and Chairman of the Board of Directors of the Fund.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                    January 2003

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      December 31, 2002

Investment Summary (Unaudited)

Historical Information

                                                                                 TOTAL RETURN (%)
                                                   ---------------------------------------------------------------------------
                                                       MARKET VALUE(1)          NET ASSET VALUE(2)             INDEX(3)
                                                   ---------------------------------------------------------------------------
                                                                   AVERAGE                   AVERAGE                   AVERAGE
                                                   CUMULATIVE       ANNUAL   CUMULATIVE       ANNUAL   CUMULATIVE       ANNUAL
                                                   ---------------------------------------------------------------------------
One Year                                                15.07%       15.07%       13.94%       13.94%        7.50%        7.50%
Five Year                                               53.20         8.91        75.34        11.89       (14.21)       (3.02)
Since Inception*                                        (7.63)       (0.89)       11.34         1.22       (46.22)       (6.77)

Past performance is not predictive of future performance.

[CHART]

Returns and Per Share Information

                                                                     YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
                               1994*       1995       1996       1997        1998       1999        2000        2001        2002
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share    $  13.99    $   8.91    $  8.81    $  8.83    $  9.19    $  22.59    $  13.92    $  10.53    $  11.98
----------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share       $  11.25    $   9.13    $  9.50    $  8.38    $  6.75    $  16.50    $  11.06    $   8.65    $   9.94
----------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)              (19.6)%       2.5%       7.8%      (5.1)%    (26.6)%     (27.0)%     (20.5)%     (17.9)%     (17.0)%
----------------------------------------------------------------------------------------------------------------------------------
Income Dividends                   --          --         --         --         --          --          --    $   0.23    $   0.01
----------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions  $   0.17          --         --         --         --          --    $   1.60    $   0.84          --
----------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)             0.72%     (36.31)%    (1.12)%     0.23%      4.08%     145.81%     (29.68)%    (14.52)%     13.94%
----------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)           (7.88)%    (31.53)%    (6.49)%     6.43%    (20.98)%     88.41%     (27.73)%    (25.82)%      7.50%
----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested.Total returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of fund shares. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Bombay Stock Exchange (BSE) National Index is a market capitalization weighted index of 100 companies expressed in U.S. dollar terms.
 *  The Fund commenced operations on February 25, 1994.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY. IN ADDITION, INVESTING IN EMERGING MARKETS MAY INVOLVE A RELATIVELY HIGHER DEGREE OF VOLATILITY.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      December 31, 2002

Portfolio Summary (Unaudited)

[CHART]

Allocation of Total Investments

Equity Securities         93.3%
Short-Term Investment      6.7%

[CHART]

Industries

IT Consulting & Services     17.1%
Banks                        11.2%
Automobiles                   8.8%
Metals & Mining               6.6%
Pharmaceuticals               6.5%
Other                        49.8%

Ten Largest Holdings*

                                                     PERCENT OF
                                                     NET ASSETS
---------------------------------------------------------------
 1.  Infosys Technologies Ltd.                              9.1%
 2.  State Bank of India Ltd.                               8.6
 3.  Hero Honda Motors Ltd.                                 6.6
 4.  Wipro Ltd.                                             6.1
 5.  Housing Development Finance Corp., Ltd.                3.9
 6.  Container Corp. of India Ltd.                          3.6%
 7.  Bharat Heavy Electricals Ltd.                          3.5
 8.  Reliance Industries Ltd.                               3.3
 9.  Ranbaxy Laboratories Ltd.                              3.3
10.  Hindustan Lever Ltd.                                   3.0
                                                           ----
                                                           51.0%
                                                           ----

*   Excludes Short-Term Investments

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      STATEMENT OF NET ASSETS
                                      December 31, 2002

Statement of Net Assets

                                                                           VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.9%)
(UNLESS OTHERWISE NOTED)
================================================================================
AUTO COMPONENTS (0.0%)
  Apollo Tyres Ltd.                                     2,075       $          6
================================================================================
AUTOMOBILES (8.8%)
  Hero Honda Motors Ltd.                            2,239,822             12,678
  Patheja Forgings & Auto Ltd.                        450,000(a)(b)           --@
  Tata Engineering & Locomotive Co., Ltd.           1,274,725(a)           4,289
--------------------------------------------------------------------------------
                                                                          16,967
================================================================================
BANKS (11.2%)
  HDFC Bank Ltd.                                      257,279              1,175
  HDFC Bank Ltd. ADR                                  135,300(a)           1,821
  ICICI Bank Ltd.                                     709,000              2,078
  State Bank of India Ltd.                          2,734,016(b)          16,546
--------------------------------------------------------------------------------
                                                                          21,620
================================================================================
BIOTECHNOLOGY (0.3%)
  Shantha Biotechnics PCL                             500,000(a)(b)          574
================================================================================
CHEMICALS (5.9%)
  Asian Paints (India) Ltd.                           484,584              3,281
  ICI (India) Ltd.                                     25,000                 62
  Indo Gulf Corp., Ltd.                             1,577,190              1,689
  Reliance Industries Ltd.                          1,031,514              6,405
--------------------------------------------------------------------------------
                                                                          11,437
================================================================================
COMMERCIAL SERVICES & SUPPLIES (0.4%)
  Xerox Modicorp Ltd.                                 718,225(a)(b)          749
================================================================================
CONSTRUCTION MATERIALS (2.3%)
  Gujarat Ambuja Cements Ltd.                         995,699              3,392
  Gujarat Ambuja Cements Ltd. GDR                     305,000              1,022
--------------------------------------------------------------------------------
                                                                           4,414
================================================================================
DIVERSIFIED FINANCIALS (3.9%)
  Housing Development Finance Corp., Ltd.           1,001,752              7,483
================================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
  Bharti Tele-Ventures Ltd.                         1,330,000(a)             635
  Mahanagar Telephone Nigam Ltd.                    1,912,831              3,784
  Mahanagar Telephone Nigam Ltd. ADR                   90,000(a)             355
--------------------------------------------------------------------------------
                                                                           4,774
================================================================================
ELECTRIC UTILITIES (1.2%)
  Tata Power Co., Ltd.                                947,229              2,207
================================================================================

ELECTRICAL EQUIPMENT (4.5%)
  Asea Brown Boveri Ltd.                              398,026              2,064
  Bharat Heavy Electricals Ltd.                     1,849,848              6,659
--------------------------------------------------------------------------------
                                                                           8,723
================================================================================
ENERGY EQUIPMENT & SERVICES (2.1%)
  Oil & Natural Gas Corp., Ltd.                       548,231              3,999
================================================================================
FOOD PRODUCTS (3.9%)
  Britannia Industries Ltd.                           185,838              1,996
  Glaxo SmithKline Consumer Healthcare Ltd.           428,496              2,334
  Nestle India Ltd.                                   286,254(a)           3,124
--------------------------------------------------------------------------------
                                                                           7,454
================================================================================
HOUSEHOLD DURABLES (0.2%)
  Samtel Colour Ltd.                                  636,707                475
================================================================================
HOUSEHOLD PRODUCTS (4.5%)
  Colgate-Palmolive (India) Ltd.                      975,743              2,744
  Hindustan Lever Ltd.                              1,536,445              5,824
--------------------------------------------------------------------------------
                                                                           8,568
================================================================================
INTERNET SOFTWARE & SERVICES (0.0%)
  IndiaInfo.com PCL                                   532,875(b)(c)           --@
================================================================================
IT CONSULTING & SERVICES (17.1%)
  HCL Technologies Ltd.                               975,494              3,796
  Infosys Technologies Ltd.                           174,680             17,381
  Wipro Ltd.                                          220,197              7,489
  Wipro Ltd. ADR                                      152,710              4,211
--------------------------------------------------------------------------------
                                                                          32,877
================================================================================
MACHINERY (1.2%)
  Cummins India Ltd.                                1,478,725              1,497
  Lakshmi Synthetic Machinery
  Manufacturers Ltd.                                  137,700(a)(b)           10
  Punjab Tractors Ltd.                                225,619                699
--------------------------------------------------------------------------------
                                                                           2,206
================================================================================
MEDIA (0.4%)
  New Delhi Television Ltd.                           333,300(b)             704
================================================================================
METALS & MINING (6.6%)
  Hindalco Industries Ltd.                            321,506              3,932
  Steel Authority of India Ltd.                    17,853,286(a)           3,816
  Tata Iron & Steel Co., Ltd.                       1,580,400              4,993
--------------------------------------------------------------------------------
                                                                          12,741
================================================================================
OIL & GAS (2.2%)
  Hindustan Petroleum Corp., Ltd.                     712,211              4,277
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      STATEMENT OF NET ASSETS
                                      December 31, 2002

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
PHARMACEUTICALS (6.5%)
  Cipla Ltd.                                          212,912       $      3,993
  Dabur India Ltd.                                  2,397,946              2,193
  Ranbaxy Laboratories Ltd.                           517,600              6,404
--------------------------------------------------------------------------------
                                                                          12,590
================================================================================
ROAD & RAIL (3.6%)
  Container Corp. of India Ltd.                     1,451,251              6,946
================================================================================
SPECIALTY RETAIL (0.8%)
  Titan Industries Ltd.                               954,074              1,548
================================================================================
TOBACCO (2.8%)
  ITC Ltd.                                            391,356              5,390
================================================================================
TOTAL COMMON STOCKS
  (Cost $182,421)                                                        178,729
================================================================================

                                                         FACE
                                                       AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.4%)
================================================================================
REPURCHASE AGREEMENT (6.4%)
  J.P. Morgan Securities, Inc.,
    1.05%, dated 12/31/02, due
    1/02/03 (Cost $12,274)                        $    12,274(d)          12,274
================================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (0.3%)
================================================================================
   Indian Rupee (Cost $494)                     INR    23,701                494
================================================================================

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
  (Cost $195,189)                                                   $    191,497
================================================================================

                                                       AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.8%)
  Cash                                             $        1
  Receivable for Investments Sold                         951
  Tax Reclaim Receivable                                  342
  Dividends Receivable                                    132
  Other                                                    29              1,455
================================================================================
LIABILITIES (-0.4%)
  Payable For:
    Investment Advisory Fees                             (179)
    Investments Purchased                                (130)
    Custodian Fees                                        (74)
    Directors' Fees and Expenses                          (68)
    Professional Fees                                     (54)
    Stockholder Reporting Expenses                        (39)
    Administrative Fees                                   (14)
    Other Liabilities                                     (85)              (643)
================================================================================
NET ASSETS (100%)
  Applicable to 16,051,172, issued and
    outstanding $ 0.01 par value shares
    (100,000,000 shares authorized)                                 $    192,309
================================================================================
NET ASSET VALUE PER SHARE                                           $      11.98
================================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
  Common Stock                                                      $        161
  Paid-in Capital                                                        276,412
  Undistributed (Distributions in Excess of) Net
    Investment Income                                                     (2,210)
  Accumulated Net Realized Gain (Loss)                                   (77,954)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Translations                         (4,100)
================================================================================
TOTAL NET ASSETS                                                    $    192,309
================================================================================

(a) -- Non-income producing.
(b) -- Securities valued at fair value - see note A-1 to financial statements. At December 31, 2002, the Fund held $18,583,000 of fair-valued securities, representing 9.7% of net assets.
(c) -- Restricted security not registered under the Securies Act of 1933. Aquired 3/00 at a cost of $2,347,000. At December 31, 2002, this security had a market value of $0, representing 0.0% of net assets.
(d) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
ADR -- American Depositary Receipts.
GDR -- Global Depositary Receipts.
PCL -- Public Company Limited.

    The accompanying notes are an integral part of the financial statements.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      Financial Statements

                                                                                                         YEAR ENDED
                                                                                                  DECEMBER 31, 2002
STATEMENT OF OPERATIONS                                                                                       (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $337 of foreign taxes withheld)                                                     $     3,488
  Interest                                                                                                      174
===================================================================================================================
    TOTAL INCOME                                                                                              3,662
===================================================================================================================
EXPENSES
  Investment Advisory Fees                                                                                    2,184
  Custodian Fees                                                                                                365
  Administrative Fees                                                                                           237
  Professional Fees                                                                                             177
  Stockholder Reporting Expenses                                                                                 83
  Directors' Fees and Expenses                                                                                   27
  Interest Expense                                                                                               12
  Other Expenses                                                                                                 21
===================================================================================================================
    TOTAL EXPENSES                                                                                            3,106
===================================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                                              556
===================================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                                   978
  Foreign Currency Transactions                                                                                 (56)
===================================================================================================================
    NET REALIZED GAIN (LOSS)                                                                                    922
===================================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                22,683
  Foreign Currency Translations                                                                                  11
===================================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                         22,694
===================================================================================================================
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                23,616
===================================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       $    24,172
===================================================================================================================

                                                                                    YEAR ENDED           YEAR ENDED
                                                                             DECEMBER 31, 2002    DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                                       (000)                (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                                     $       556          $     1,513
  Net Realized Gain (Loss)                                                                 922              (76,770)
  Change in Unrealized Appreciation (Depreciation)                                      22,694                7,247
===================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     24,172              (68,010)
===================================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                                   (214)              (4,399)
  Net Realized Gain                                                                         --              (16,427)
===================================================================================================================
    TOTAL DISTRIBUTIONS                                                                   (214)             (20,826)
===================================================================================================================
Capital Share Transactions:
  Repurchase of Shares (3,413,832 and 8,559,288 shares, respectively)                  (36,668)             (96,335)
===================================================================================================================
  TOTAL INCREASE (DECREASE)                                                            (12,710)            (185,171)
===================================================================================================================
Net Assets:
  Beginning of Period                                                                  205,019              390,190
===================================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
    INVESTMENT INCOME OF $(2,210) AND $(3,066), RESPECTIVELY)                      $   192,309          $   205,019
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      Financial Highlights

Selected Per Share Data and Ratios

                                                                                  YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------------------------
                                                         2002+          2001            2000            1999            1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.53    $     13.92     $     22.59     $      9.19     $     8 .83
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                 0.03           0.10            0.02           (0.08)          (0.04)
Net Realized and Unrealized Gain (Loss) on
  Investments                                                1.39          (2.43)          (7.93)          13.33            0.31
--------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                        1.42          (2.33)          (7.91)          13.25            0.27
--------------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
     Net Investment Income                                  (0.01)         (0.23)             --              --              --
     Net Realized Gain                                         --          (0.84)          (1.60)             --              --
--------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                    (0.01)         (1.07)          (1.60)             --              --
--------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Share Repurchase Program             0.04           0.01            0.84            0.15            0.09
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $    11.98    $    1 0.53     $     13.92     $     22.59     $      9.19
================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD                  $    9 .94    $      8.65     $     11.06     $     16.50     $      6.75
================================================================================================================================
TOTAL INVESTMENT RETURN:
     Market Value                                           15.07%        (11.68)%        (23.49)%        144.44%         (19.40)%
     Net Asset Value (1)                                    13.94%        (14.52)%        (29.68)%        145.81%           4.08%
================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                  $  192,309    $   205,019     $   390,190     $   736,343     $   314,701
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                      1.56%          1.77%           1.48%           1.59%           1.97%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                     0.28%          0.60%           0.12%          (0.55)%         (0.44)%
Portfolio Turnover Rate                                        23%            56%             44%             34%             24%
--------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      December 31, 2002

Notes to Financial Statements

     The Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others. Due to the Indian securities market's smaller size, degree of liquidity and volatility, the prices which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      December 31, 2002

Notes to Financial Statements (cont'd)

     exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes, if any. Distributions to stockholders are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the old Administration Agreement, effective through September 30, 2002, the Administrator was paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. Effective October 1, 2002, under the new Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      December 31, 2002

Notes to Financial Statements (cont'd)

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The rate of capital gains tax in India is 10.5% for long-term investments and 31.5% for short-term investments (the capital gains rates were 10% and 30%, respectively, prior to April 1, 2002). The Fund invests in India through a registered branch office established in Mauritius and, as a result, obtains the benefits under the double taxation treaty between Mauritius and India ("Treaty"). To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is tax resident in Mauritius under the treaty but has no branch or permanent establishment in India will not be subject to capital gains tax in India on the sale of securities. The Fund is subject to and accrues Indian withholding tax on dividend and interest earned on Indian securities at the rate of 15% and 21%, respectively.

The Treaty benefit accorded to foreign investors has been challenged by a non-governmental organization and the matter is currently being litigated before India's Supreme Court (the highest court in India) after an unfavorable ruling by the Delhi High Court in May 2002. While the outcome of this litigation is uncertain, an unfavorable ruling by India's Supreme Court denying the benefits of the Treaty to foreign investors would materially impact the operations of the Fund. If the Treaty benefits were denied retroactively, the Fund could potentially be subject to substantial Indian income tax as well as interest and penalties. The Fund believes it is not probable that the outcome of this matter will be unfavorable. While such amounts cannot currently be determined, the Fund estimates such taxes and interest could range from approximately $23 million to $38 million as of December 31, 2002 excluding penalties. Denial of Treaty benefits could also materially impact the future operations of the Fund as well.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

        2002 DISTRIBUTIONS          2001 DISTRIBUTIONS
            PAID FROM:                  PAID FROM:
              (000)                       (000)
      -----------------------    ------------------------
                    LONG-TERM                   LONG-TERM
       ORDINARY       CAPITAL      ORDINARY       CAPITAL
         INCOME          GAIN        INCOME          GAIN
---------------------------------------------------------
          $ 214          $ --       $ 4,398      $ 16,428

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share the financial highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were are follows:

           UNDISTRIBUTED              UNDISTRIBUTED
          ORDINARY INCOME         LONG-TERM CAPITAL GAIN
              (000)                       (000)
---------------------------------------------------------
              $ 299                       $ --
---------------------------------------------------------

At December 31, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency) was $201,196,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $10,193,000 of which $29,350,000 related to appreciated securities and $39,543,000 related to depreciated securities.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      December 31, 2002

Notes to Financial Statements (cont'd)

At December 31, 2002, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $73,799,000 available to offset future capital gains, of which $56,001,000 will expire on December 31, 2009 and $17,798,000 will expire on December 31, 2010. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For year ended December 31, 2002, the Fund deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October capital losses of $95,000.

F. OTHER: During the year ended December 31, 2002, the Fund made purchases and sales totaling $42,342,000 and $84,643,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

For the year ended December 31, 2002, the Fund incurred $38,000 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2002, the deferred fees payable under the Plan totaled $68,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the fiscal year ended December 31, 2002, Director's Fees and Expenses were increased by $11,070, due to these fluctuations.

On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. During the year ended December 31, 2002, the Fund repurchased 558,011 of its shares at an average discount of 7.51% from net asset value per share. Since the inception of the program , the Fund has repurchased 8,392,811 of its shares at an average discount of 30.14% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 13, 2001, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors of the Fund authorized the Fund to conduct a tender offer during the second quarter of 2002 for up to 15% of the Fund's outstanding shares, at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period, or such later date if the offer was extended.

On May 17, 2002, the Fund completed the tender offer. The Fund accepted 2,855,821 shares for payment which represented 15% of the Fund's then outstanding shares. Final payment was made on May 28, 2002 at $11.02 per share, representing 95% of the NAV per share on May 17, 2002.

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2002, the Fund expects to pass through to stockholders foreign tax credits totaling approximately $781,000. In addition, for the year ended December 31, 2002, gross income derived from sources within a foreign country totaled $3,825,000.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      December 31, 2002

Independent Auditors' Report

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF MORGAN STANLEY INDIA INVESTMENT FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley India Investment Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley India Investment Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                    /s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      Overview

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                      NUMBER OF
                                         TERM OF                                      PORTFOLIOS
                                         OFFICE AND                                   IN FUND
                            POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH    TIME         PRINCIPAL OCCUPATION(S)         OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
DIRECTOR                    REGISTRANT   SERVED*      DURING PAST 5 YEARS             DIRECTOR**   DIRECTOR
-------------------------   ----------   ----------   --------------------------      -----------  --------------------------------
Gaetan Bouic (67)           Director     Director     Finance Manager of United       72           Director of UBP Group, Ste.
De Chazal de Mee Building                since        Basalt Products Ltd; Chairman                Marie Crushing Plant Ltd.,
10 Frere Felix de Valois                 2001         of Mauritius Venture Capital                 Produits Basaltiques du Nord
Street                                                Fund Ltd; previously,                        Ltee., Welcome Industries Ltd.,
Port Louis, Mauritius                                 President of the Joint                       UPB International Ltd., United
                                                      Economic Council and Chairman                Granite Products (Private) Ltd.
                                                      of the Stock Exchange of                     (Sri Lanka), CDC Holding Sdh.
                                                      Mauritius.                                   Bhd., CDC Haina (Mauritius)
                                                                                                   Ltd., CDC (West Malaysia) Sdh.
                                                                                                   Bhd., Mozambique Invesment Co.
                                                                                                   Ltd., Kulai Oil Palm Estates
                                                                                                   Ltd., Pan African Holdings
                                                                                                   Ltd., Pan African Cement Ltd.,
                                                                                                   Swiss Technology Venture
                                                                                                   Capital Fund Ltd.

John S.Y. Chu (65)          Director     Director     Finance Director of the ABC      2           Director of The India Magnum
De Chazal de Mee Building                since 1996   Group of companies                           Fund Ltd.
10 Frere Felix de Valois                              (conglomerate); previously,
Street                                                Managing Director of Crown
Port Louis, Mauritius                                 Eagle Investments Ltd.

Gerard E. Jones (66)        Director     Director     Of Counsel, Shipman &           72           Director of Tractor Supply
Shipman & Goodwin, LLP                   since 2000   Goodwin, LLP (law firm).                     Company, Tiffany Foundation,
43 Arch Street                                                                                     and Fairfield County
Greenwich, CT 06830                                                                                Foundation. Director of The
                                                                                                   India Magnum Fund Ltd.

Marie Joseph Raymond        Director     Director     Director of The India, Media,    1
Lamusse (70)                             since        Internet and Communications
De Chazal de Mee Building                2001         Fund Ltd., Southern Cross
10 Frere Felix de Valois                              Hotel Ltd., Jean Vaulbert de
Street                                                Chantily Ltd. (consumer
Port Louis, Mauritius                                 goods) and Grandville Ltee.
                                                      (property holding company);
                                                      formerly, Partner of Lamusse
                                                      Sek Sum (accounting)

Fergus Reid (70)            Director     Director     Chairman and Chief Executive    72           Trustee and Director of
85 Charles Colman Blvd.                  since        Officer of Lumelite Plastics                 approximately 30 investment
Pawling, NY 12564                        2000         Corporation.                                 companies in the JPMorgan Funds
                                                                                                   complex managed by JPMorgan
                                                                                                   Investment Management Inc.
                                                                                                   Director of The India Magnum
                                                                                                   Fund Ltd.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      Overview

Director and Officer Information (cont'd)

Interested Directors:

                                                                                      NUMBER OF
                                         TERM OF                                      PORTFOLIOS
                                         OFFICE AND                                   IN FUND
                            POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH    TIME         PRINCIPAL OCCUPATION(S)         OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
DIRECTOR                    REGISTRANT   SERVED*      DURING PAST 5 YEARS             DIRECTOR**   DIRECTOR
-------------------------   ----------   ----------   --------------------------      -----------  --------------------------------
Barton M. Biggs (70)        Chairman     Chairman     Chairman, Director and          72           Member of the Yale Development
1221 Avenue of the  and     and          Director     Managing of Morgan Stanley                   Board
  Americas                  Director     Director     Investment Management Inc.
New York, NY 10020                       since        and Chairman and Director of
                                         1996         Morgan Stanley Investment
                                                      Management Limited; Managing
                                                      Director of Morgan Stanley &
                                                      Co. Incorporated; Director
                                                      and Chairman of the Board of
                                                      various U.S. registered
                                                      companies managed by Morgan
                                                      Stanley Investment Management
                                                      Inc.

Clifford D'Souza (40)       Director     Director     Executive Director of Morgan     1
Morgan Stanley                           since 2001   Stanley Investment Management
Forbes Building -                                     Inc.
  Fifth Floor
Charanjit Rai Marg, Fort
Mumbai, India

Nilesh Joshi (38)           Director     Director     Vice President of Morgan         1
Morgan Stanley                           since        Stanley Investment Management
Forbes Building -                        2001         Private Ltd.
  Fifth Floor
Charanjit Rai Marg, Fort
Mumbai, India

Ronald E. Robison (63)      President    President    President and Trustee; Chief    72
1221 Avenue of the          and          and          Global Operations Officer and
  Americas                  Director     Director     Managing Director of Morgan
New York, NY 10020                       since        Stanley Investment
                                         2001         Management, Inc.; Managing
                                                      Director of Morgan Stanley &
                                                      Co. Incorporated; formerly,
                                                      Managing Director and Chief
                                                      Operating Officer of TCW
                                                      Investment Management
                                                      Company; Director and
                                                      President of various funds in
                                                      the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                                      Overview

Director and Officer Information (cont'd)

Officers:

                                            POSITION(S)    TERM OF OFFICE
                                            HELD WITH      AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT     TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  ------------   --------------  --------------------------------------------------------
Ronald E. Robison (63)                      President      President and   Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.   and Director   Director since  Morgan Stanley Investment Management Inc.; Director and
1221 Avenue of the Americas                                2001            President of various U.S. registered investment companies
New York, NY 10020                                                         managed by Morgan Stanley Investment Management Inc.;
                                                                           previously, Managing Director and Chief Operating Officer
                                                                           of TCW Investment Management Company.

Stefanie V. Chang (36)                      Vice           Vice President  Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.   President      since 1997      and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                                practiced law with New York law firm of Rogers & Wells
New York, NY 10020                                                         (now Clifford Chance US LLP); Vice President of certain
                                                                           funds in the Fund Complex.

Lorraine Truten (41)                        Vice           Vice President  Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.   President      since 2001      Management Inc.; Head of Global Client Services, Morgan
1221 Avenue of the Americas                                                Stanley Investment Management Inc.; President, Morgan
New York, NY 10020                                                         Stanley Fund Distribution, Inc. formerly, President of
                                                                           Morgan Stanley Institutional Fund Trust; Vice President
                                                                           of certain funds in the Fund Complex.

Mary E. Mullin (35)                         Secretary      Secretary       Vice President of Morgan Stanley & Co., Incorporated and
Morgan Stanley Investment Management Inc.                  since 1999      Morgan Stanley Investment Management, Inc.; formerly,
1221 Avenue of the Americas                                                practiced law with the New York law firms of McDermott,
New York, NY 10020                                                         Will & Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                           LLP; Secretary of certain funds in the Fund Complex.

James W. Garrett (34)                       Treasurer      Treasurer       Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                  since 2002      and Morgan Stanley Investment Management Inc. and
1221 Avenue of the Americas                                                Treasurer of various U.S. registered investment companies
New York, NY 10020                                                         managed by Morgan Stanley Investment Management Inc.;
                                                                           formerly, with Price Waterhouse LLP (now
                                                                           PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                       Assistant      Assistant       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Services Co.           Treasurer      Treasurer       Services Co. (formerly Chase Global Funds Services
73 Tremont Street                                          since 2001      Company); formerly, Senior Auditor at Price Waterhouse
Boston, MA 02108-3913                                                      LLP (now PricewaterhouseCoopers LLP). Assistant Treasurer
                                                                           of certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                      MORGAN STANLEY INDIA INVESTMENT FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


Morgan Stanley India Investment Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353